SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 24, 2002
(Date of earliest event reported)

COHESION TECHNOLOGIES, INC.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-24103 (Commission File Number)	94-3274368 (I.R.S. Employer Identification No.)

2500 Faber Place
Palo Alto, California 94303
(Address of Principal executive offices, including zip code)

(650) 320-5500
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 5. OTHER EVENTS

     On July 24, 2002, Cohesion Technologies, Inc., a Delaware corporation (“Cohesion” or the “Company”), entered into a Common Stock Purchase Agreement (the “Purchase Agreements”) to sell 8,196,924 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of Cohesion to certain investors (the “Investors”) in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Financing”). The per share purchase price to be paid by the Investors will be the lower of (1) $1.60866, which represents a 10% discount to the 15-day average closing price of the Common Stock ending on the third trading day prior to the date on which the Company entered into the Purchase Agreement and (2) the 15-day average closing price of the Common Stock ending on the third trading day prior to the date on which the definitive proxy statement relating to the stockholder meeting in connection with the Financing is first mailed to stockholders. The Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     In connection with the execution of the Purchase Agreement, Cohesion has issued to the Investors warrants (the “Warrants”) to purchase up to an additional 910,768 shares of Common Stock at an exercise price of $1.60866. The Warrants are exercisable immediately and have a five-year term. The form of Warrant is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

     Completion of the Financing is subject to approval of Cohesion’s stockholders and customary closing conditions. Upon completion of the Financing and giving effect to the exercise in full of the Warrants, the Investors will own an aggregate of approximately 49% of the Company’s outstanding Common Stock. In connection with the Financing, Cohesion will seek approval from stockholders to restate its Amended and Restated Certificate of Incorporation (1) to increase the number of authorized shares of Common Stock to 30,000,000 and (2) to provide for the classification of the Board of Directors into three classes, each with staggered three-year terms.

     Under the terms of the Purchase Agreement, Cohesion will file a registration statement on Form S-3 covering the resale by the Investors of the Shares and the shares of Common Stock issuable upon exercise of the Warrants. The Investors will be entitled to nominate two members of Cohesion’s Board of Directors so long as they continue to own at least 20% of the Company’s outstanding common stock. The Investors have agreed not to purchase additional shares of Common Stock, other than in connection with certain rights of first refusal with respect to future private placements of equity securities of Cohesion.

     On July 26, 2002, Cohesion issued a press release announcing the Financing, which press release is attached hereto as Exhibit 99.3 and incorporated herein by reference. The foregoing summaries of the Financing and the associated agreements are qualified in their entirety by reference to the full text of the documents that are attached hereto as exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

99.1	Common Stock Purchase Agreement, dated as of July 24, 2002, by and among Cohesion Technologies, Inc. and the investors listed on the signature pages thereto.

2

99.2	Form of Warrant, dated as of July 24, 2002.

99.3	Press Release, dated July 26, 2002.

* * * * * * *

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

COHESION TECHNOLOGIES, INC.

Date: July 30, 2002	By	/s/ William G. Mavity
		Name:	William G. Mavity
		Title:	President and Chief Executive Officer

4

EXHIBIT INDEX

Exhibit No.	Description

99.1	Common Stock Purchase Agreement, dated as of July 24, 2002, by and among Cohesion Technologies, Inc. and the investors listed on the signature pages thereto.

99.2	Form of Warrant, dated as of July 24, 2002.

99.3	Press Release, dated as of July 26, 2002.